Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2013
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
3.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND GOING CONCERN

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles.  In the opinion of management, all adjustments consisting of normal recurring accruals considered necessary in order to prepare the financial statements have been included.

Going Concern

Although the Company had income from operations for the six months ended June 30, 2013, during the years ended December 31, 2011 and 2012, the Company suffered recurring losses from operations, and the Company has a deficiency in working capital and stockholders equity that raise substantial doubt about its ability to continue as a going concern. The Company may raise capital through the sale of equity securities, through debt securities, or through borrowings from principals and/or financial institutions.  The Company's management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.  However, there can be no assurance that additional financing that is necessary for the Company to continue its business will be available to it on acceptable terms, or at all.

The accompanying consolidated financial statements have been prepared on a going concern basis.  The Company had a net loss of approximately $2.4 million for the six months ended June 30, 2013 and a net loss of approximately $2.1 million during the year ended December 31, 2012 and had a working capital deficit of approximately $7.7 million and $3.2 million at June 30, 2013 and December 31, 2012, respectively.  At June 30, 2013 and December 31, 2012, the Company had total indebtedness of $28.4 million and $21.2 million, respectively.  The Company cannot be certain that its operations will generate funds sufficient to repay its existing debt obligations as they come due.  The Company’s failure to repay its indebtedness and make interest payments as required by its debt obligations could have a material adverse effect on its operations.  The Company intends to secure additional debt and equity financing to satisfy its existing obligations.  While the Company believes that it will ultimately satisfy its obligations, it cannot guarantee that it will be able to do so on favorable terms, or at all. Should the Company default on certain of its obligations and the lender foreclose on the debt, the operations of the Company’s subsidiaries will not be initially impacted.  However, following default, the lender could potentially liquidate the holdings of the Company’s operating subsidiaries sometime in the future and the Company’s operations would be significantly impacted. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company plans to generate cash flow to address liquidity concerns through three potential sources. The first potential source is net income from its subsidiaries and the recent acquisitions of AW Solutions and ERFS in April 2013 and December 2012, respectively. In addition, the Company will now generate income from ADEX and TNS for the full fiscal year following its acquisitions of ADEX and TNS in September 2012. The second potential source of generating cash flow will be through a senior secured financing of the Company's accounts receivable. The Company completed an accounts receivable financing facility with PNC Bank in September 2013. The third potential source of generating cash is to increase the Company's cash flow loan through MidMarket or other cash flow lenders.

PRINCIPLES OF CONSOLIDATION AND ACCOUNTING FOR INVESTMENT IN AFFILIATE COMPANY

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, which include Tropical (since August 2011), RM Leasing (since October 2011), ADEX (since September 2012), TNS (since September 2012), ERFS (since December 2012) and AW Solutions (since April 2013).  All significant inter-company accounts and transactions have been eliminated in consolidation.

The Company consolidates all entities in which it has a controlling voting interest or a variable interest of a variable interest entity (“VIEs”) in which the Company is deemed to be the primary beneficiary.

The consolidated financial statements include the accounts of RM Engineering (since December 2011), in which the Company owns an interest of 49%.  RM Engineering is a VIE since it meets  the following criteria: (i) the entity has insufficient equity to finance its activities without additional subordinated financial support from other parties and the 51% owner guarantees its debt, (ii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the legal entity, and (iii) substantially all of the legal entity’s activities  either involve or are conducted on behalf of an investor that has disproportionately few voting rights. The Company has the ability to exercise its call option to acquire the remaining 51% of RM Engineering for a nominal amount and thus makes all significant decisions related to RM Engineering even though it absorbs only 49% of the losses. Additionally, substantially all of the entity’s activities either involve or are conducted on behalf of the entity by the 51% holder of RM Engineering.  The Company records 100% of revenue, cost of revenue and general and administrative expenses of RM Engineering in its consolidated statements of operations. The 51% of RM Engineering not owned by the Company is treated as net income or loss attributed to non-controlling interests.

The consolidation of RM Engineering resulted in increases of $894,913 in assets and $380,617 in liabilities in the Company’s consolidated balance sheet and $1.2 million in revenue and $24,573 in net income in the consolidated statement of operations as of and for the six months ended June 30, 2012.

The consolidation of RM Engineering resulted in increases of $848,433 in assets and $362,087 in liabilities in the Company’s consolidated balance sheet and $2.6 million in revenue and $26,147 in net income in the consolidated statement of operations as of and for the year ended December 31, 2012.

The consolidation of RM Engineering resulted in increases of $889,112 in assets and $313,346 in liabilities in the Company’s consolidated balance sheet as of December 31, 2011. No amounts were included in the consolidated statement of operations for the year December 31, 2011 as the acquisition of RM Engineering occurred on December 29, 2011.

The consolidated financial statements include the accounts of Digital, in which the Company owned a 100% interest until September 13, 2012 and a 40% interest thereafter, and the Company accounted for this 40% interest under the equity method of accounting. As of December 31, 2012, the Company had divested itself of the remaining 40% interest in Digital and had no ongoing interest.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expense during the reporting period.  Changes in estimates and assumptions are reflected in reported results in the period in which they become known.  Use of estimates includes the following: 1) valuation of derivative instruments and preferred stock, 2) allowance for doubtful accounts, and 3) estimated useful lives of property and equipment. Actual results could differ from those estimates.

SEGMENT INFORMATION

The Company operates in one reportable segment as a specialty contractor, providing engineering, construction, maintenance and installation services to telecommunications providers, underground facility-locating services to various utilities, including telecommunications providers, and other construction and maintenance services to electric and gas utilities and others. All of the Company’s reporting units aggregate into one operating segment that has been aggregated into one reporting segment due to their similar economic characteristics, products, production methods and distribution methods, including the operations of ERFS, which was acquired by the Company in December 2012 and is not material.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of checking accounts and money market accounts.  For purposes of reporting cash flows, the Company considers all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

BUSINESS COMBINATIONS

The Company accounts for its business combinations under the provisions of ASC 805-10, Business Combinations (ASC 805-10), which requires that the purchase method of accounting be used for all business combinations. Assets acquired and liabilities assumed, including non-controlling interests, are recorded at the date of acquisition at their respective fair values.  ASC 805-10 also specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported apart from goodwill. Goodwill represents the excess purchase price over the fair value of the tangible net assets and intangible assets acquired in a business combination.  Acquisition-related expenses are recognized separately from the business combinations and are expensed as incurred.  If the business combination provides for contingent consideration, the Company records the contingent consideration at fair value at the acquisition date and any changes in fair value after the acquisition date are accounted for as measurement-period adjustments if they pertain to additional information about facts and circumstances that existed at the acquisition date and that the Company obtained during the measurement period.  Changes in fair value of contingent consideration resulting from events after the acquisition date, such as earn-outs, are recognized as follows: 1) if the contingent consideration is classified as equity, the contingent consideration is not re-measured and its subsequent settlement is accounted for within equity, or 2) if the contingent consideration is classified as an asset or a liability, the changes in fair value are recognized in earnings.

The estimated fair value of net assets acquired, including the allocation of the fair value to identifiable assets and liabilities, was determined using Level 3 inputs in the fair value hierarchy (see Fair Value Measurements in Note 3). The estimated fair value of the net assets acquired was determined using the income approach to valuation based on the discounted cash flow method.  Under this method, expected future cash flows of the business on a stand-alone basis are discounted back to a present value.  The estimated fair value of identifiable intangible assets, consisting of customer relationships, the trade names and non-compete agreements acquired, also were determined using an income approach to valuation based on excess cash flow, relief of royalty and discounted cash flow methods.

The discounted cash flow valuation method requires the use of assumptions, the most significant of which include: future revenue growth, future earnings before interest, taxes, depreciation and amortization, estimated synergies to be achieved by a market participant as a result of the business combination, marginal tax rate, terminal value growth rate, weighted average cost of capital and discount rate.

The excess earnings method used to value customer relationships requires the use of assumptions, the most significant of which include: the remaining useful life, expected revenue, survivor curve, earnings before interest and tax margins, marginal tax rate, contributory asset charges, discount rate and tax amortization benefit.

The most significant assumptions under the relief of royalty method include: estimated remaining useful life, expected revenue, royalty rate, tax rate, discount rate and tax amortization benefit.  The discounted cash flow method used to value non-compete agreements includes assumptions such as: expected revenue, term of the non-compete agreements, probability and ability to compete, operating margin, tax rate and discount rate.  Management, with the assistance of a third-party valuation specialist, has developed these assumptions on the basis of historical knowledge of the business and projected financial information of the Company.  These assumptions may vary based on future events, perceptions of different market participants and other factors outside the control of management, and such variations may be significant to estimated values.

IMPAIRMENT OF LONG-LIVED INTANGIBLE ASSETS AND GOODWILL

The Company reviews the impairment of long-lived intangible assets and goodwill annually (as of December 31) or whenever circumstances indicate the carrying value of an asset may not be recoverable.

For goodwill and because the Company has a negative carrying in its reporting unit, the Company is required to qualitatively assess whether it is more likely than not that goodwill impairment exists. If it is more likely than not that a goodwill impairment exists the second step of the goodwill impairment test should be performed to measure the amount of impairment loss, if any. The Company concluded through its assessment that it was not more likely than not that that goodwill impairment exists. The Company considered macroeconomic conditions and noted no unusual deterioration in the marketplace and no limitations to capital as this were supported by the Company's ability to access capital. The Company also considered industry and market considerations and noted there was no unusual deterioration in the environment in which an entity operates or an increased competitive environment, nor any decline in market-dependent multiples. The Company believes that current market conditions for this industry are favorable and that corporate spending on these areas will continue to grow. The Company also noted no unusual cost factors that would impact operations based on the nature of the working capital requirements of this business. The Company also noted that the overall financial performance of the Company and its acquisitions indicated that no goodwill impairment existed. The Company looked at each of the acquired companies and determined that each of them was performing as expected since the date of acquisition. The acquired entities were generating income from operations at levels to support the amount of goodwill. The results of these quantitative analyses, conducted in accordance with ASC 350, concluded that no impairment existed at December 31, 2012.

With regard to other long-lived assets and intangible assets with indefinite-lives, the Company follows a similar impairment assessment. The Company will first assess the qualitative factors to determine if a quantitative impairment test of the indefinite-lived intangible asset is necessary. If the qualitative assessment reveals that it is more likely than not that the asset is impaired, a calculation of the asset's fair value is made. Fair value is calculated using many factors, which include the future discounted cash flows as well as the estimated fair value of the asset in an arm's-length transaction. As of June 30, 2013 and December 31, 2012, the results of the Company's analysis indicated that no impairment existed.

For the six-month period ended June 30, 2013 and the years ended December 31, 2012 and 2011, none of the reporting units incurred operating losses that would impact the Company's financial position in a material manner. Current operating results, including any losses, are evaluated by the Company in the assessment of goodwill and other intangible assets. The Company's reporting units are aggregated for goodwill impairment testing. The estimates and assumptions used in assessing the fair value of the reporting units and the valuation of the underlying assets and liabilities are inherently subject to significant uncertainties. Changes in judgments and estimates could result in a significantly different estimates of the fair value of the reporting units and could result in impairments of goodwill or intangible assets at additional reporting units. Additionally, adverse conditions in the economy and future volatility in the equity and credit markets could impact the valuation of our reporting units. The Company can provide no assurances that, if such conditions occur, they will not trigger impairments of goodwill and other intangible assets in future periods.

Events that could cause the risk for impairment to increase are the loss of a major customer or group of customers, the loss of key personnel and changes to current legislation that may impact the Company’s industry or its customers’ industries. However, based on our assessment of these factors, the Company believes the increase in the risk of impairment to be relatively low as its relationships with key customers and personnel are in good standing and it is unaware of any adverse legislation that may have a negative impact on the Company or its customers. As a result, the Company believes it will continue to operate effectively, continue to execute its acquisition strategy and meet forecasted profitability.

In the fourth quarter of 2012, the Company performed its annual review of the indefinite-lived intangible assets and goodwill for impairment. Based on this review, the Company determined that there was no impairment as of December 31, 2012 and 2011. No impairment indicators were identified by the Company as of June 30, 2013.

REVENUE RECOGNITION

Revenue is recognized on a contract only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the resulting receivable is reasonably assured.

The Company’s revenues are generated from contracted services to provide technical engineering and management solutions to large voice and data communications providers, as specified by their clients.  The contracts provide that payment to the Company for its services may be based on either 1) direct labor hours at fixed hourly rates or 2) fixed-price contracts.  The services provided by the Company under the contracts are generally provided within a month. Occasionally, the services may be provided over a period of up to four months.  If the Company anticipates that the services will span for a period exceeding one month, depending on the contract terms, the Company provides either progress billing at least once a month or upon completion of the clients’ specifications.

The Company recognizes revenues of contracts based on direct labor hours and fixed-price contracts that do not overlap a calendar month based on services provided. The aggregate amount of unbilled work-in-progress recognized by the Company as revenues was insignificant at June 30, 2013, December 31, 2012 and 2011.

Some of the Company’s revenues are derived from construction contracts.  Revenues from those contracts are recognized utilizing the percentage of completion method as described in ASC 605-35, Revenue Recognition. The amount of revenue recognized for each contract is measured by the cost-to-cost method, which compares the percentage of costs incurred to date to the estimated total cost of each contract.  Contract costs include all direct materials and labor and indirect costs related to contract performance, including sub-contractor costs.  Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are determined.  Changes in job performance conditions and final contract settlements may result in revisions to costs and income, which are recognized in the period the revisions are determined.

The Company also generates revenue from service contracts with certain customers.  These contracts are accounted for under the proportional performance method.  Under this method, the Company recognizes revenue in proportion to the value provided to the customer for each project as of each reporting date.

The Company sometimes requires customers to provide a deposit prior to beginning work on a project.  When this occurs, the Company records the deposit as deferred revenue and recognizes the revenue when the work is complete.

During the six months ended June 30, 2013 and 2012, and the years ended December 31, 2012 and 2011, the Company did not recognize any revenue from cloud-based services.

The Company does not provide refunds to its customers.

LONG-LIVED ASSETS

Long-lived assets, other than goodwill and other long-lived intangibles, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows derived from such assets.

Definite-lived intangible assets primarily consist of non-compete agreements, trade names and customer relationships. For long-lived assets used in operations, impairment losses are only recorded if the asset's carrying amount is not recoverable through its undiscounted, probability-weighted future cash flows.  The Company measures the impairment loss based on the difference between the carrying amount and the estimated fair value.  When  impairment exists, the related assets are written down to fair value.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.  Estimates of uncollectible amounts are reviewed each period, and changes are recorded in the period they become known.  Management analyzes the collectability of accounts receivable each period.  This review considers the aging of account balances, historical bad debt experience, and changes in customer creditworthiness, current economic trends, customer payment activity and other relevant factors.  Should any of these factors change, the estimate made by management may also change.  Allowance for doubtful accounts was $571,960, $522,297 and $1,444 at June 30, 2013 and  December 31, 2012 and 2011, respectively.

ADVERTISING

The Company’s policy for reporting advertising expenditures is to expense them as they are incurred.  Advertising expense was not material for the six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012 and 2011.

INVENTORY

Inventory consists primarily of wires and cables.  Inventory is stated at the lower of cost or market, with cost determined by the first-in, first-out (FIFO) method.  The Company writes down its inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated on a straight-line basis over their estimated useful lives.  Useful lives are: 3-7 years for vehicles; 5-7 years for equipment; 5 years for small tools: and 3 years for computer equipment. Maintenance and repairs are expensed as incurred and major improvements are capitalized.  When assets are sold or retired, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in other income.

DEFERRED LOAN COSTS

Deferred loan costs are capitalized and amortized to interest expense using the effective interest method over the terms of the related debt agreements. The amount of amortization of deferred loan costs, which was recorded as interest expense, in the six months ended June 30, 2013 and 2012 was $216,730 and $0, respectively, and for the years ended December 31, 2012 and 2011 was $144,264 and $592,008, respectively.

CONVERTIBLE PROMISSORY NOTE RECEIVABLE

In March 2013, the Company purchased a convertible promissory note in the principal amount of $200,000 from a potential joint venture partner. The promissory note matures within ten days of  the effective date of the Company’s contemplated public offering of common stock.  The note bears no interest unless it is not repaid by the maturity date, in which case the interest rate is 12% on the outstanding principal.  The principal amount of the note also is convertible into 5% of the common equity of the borrower at the Company’s option.  As of June 30, 2013, $200,000 was outstanding under the promissory note.

DISTINGUISHMENT OF LIABILITIES FROM EQUITY

The Company relies on the guidance provided by ASC 480, Distinguishing Liabilities from Equity, to classify certain redeemable and/or convertible instruments, such as the Company’s preferred stock.  The Company first determines whether the particular financial instrument should be classified as a liability.  The Company will determine the liability classification if the financial instrument is mandatorily redeemable, or if the financial instrument, other than outstanding shares, embodies a conditional obligation that the Company must or may settle by issuing a variable number of its equity shares.

Once the Company determines that the financial instrument should not be classified as a liability, it determines whether the financial instrument should be presented between the liability section and the equity section of the balance sheet (“temporary equity”).  The Company will determine temporary equity classification if the redemption of the preferred stock or other financial instrument is outside the control of the Company (i.e. at the option of the holder).  Otherwise, the Company accounts for the financial instrument as permanent equity.

Initial Measurement

The Company records its financial instruments classified as liability, temporary equity or permanent equity at issuance at the fair value, or cash received.

Subsequent Measurement

Financial instruments classified as liabilities

The Company records the fair value of its financial instruments classified as liability at each subsequent measurement date. The changes in fair value of its financial instruments classified as liabilities are recorded as other expense/income.

Redeemable common and preferred stock

At each balance sheet date, the Company reevaluates the classification of its redeemable instruments, as well as the probability of redemption. If the redemption amount is probable or currently redeemable, the Company records the instruments at its redemption value. Upon issuance, the initial carrying amount of a redeemable equity security at its fair value. If the instrument is redeemable currently at the option of the holder, it will be adjusted to its maximum redemption amount at each balance sheet date. If the instrument is not redeemable currently and it is not probable that it will become redeemable, it is recorded at its fair value. If it is probable the instrument will become redeemable, it will be recognized immediately at its redemption value. The resulting increases or decreases in the carrying amount of a redeemable instrument will be recognized as adjustments to additional paid-in capital.  Changes in the fair value of redeemable securities will be reflected as an increase or decrease in net income or loss attributable to common stockholders on the statements of operations.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method.  This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.  In June 2006, the FASB issued ASC Topic 740, Income Taxes (“ASC Topic 740”)   (formerly FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109), which prescribes a two-step process for the financial statement recognition and measurement of income tax positions taken or expected to be taken in an income tax return.  The first step evaluates an income tax position in order to determine whether it is more likely than not that the position will be sustained upon examination, based on the technical merits of the position.  The second step measures the benefit to be recognized in the financial statements for those income tax positions that meet the more likely than not recognition threshold. ASC Topic 740 also provides guidance on de-recognition, classification, recognition and classification of interest and penalties, accounting in interim periods, disclosure and transition.

STOCK-BASED COMPENSATION

The Company accounts for stock-based compensation in accordance with ASC Topic 718, Compensation-Stock Compensation, or ASC 718.  Under the fair value recognition provisions of this topic, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, based on the terms of the awards.  The Company adopted a formal stock option plan in December 2012 and it had not issued any options under the plan as of June 30, 2013.  The Company issued options prior to the adoption of this plan, but the amount was not material as of December 31, 2012.  Historically, the Company has awarded shares to certain of its employees and consultants which did not contain any performance or service conditions.  Compensation expense included in the Company’s statement of operations includes the fair value of the awards at the time of issuance. When common stock was issued, it was valued at the trading price on the date of issuance and when preferred stock was issued, it was based on the Option Pricing Model. Compensation expense is recorded over the life of the service agreement. All stock-based compensation was fully vested at June 30, 2013 and December 31, 2012.

2012 PERFORMANCE INCENTIVE PLAN and EMPLOYEE STOCK PURCHASE PLAN

On November 16, 2012, the Company adopted its “2012 Equity Incentive Plan” and its “Employee Stock Purchase Plan”.  Both plans were established to attract, motivate, retain and reward selected employees and other eligible persons.

For the Equity Incentive Plan, employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the 2012 Plan. A total of 500,000 shares of the Company's  common stock was authorized for issuance with respect to awards granted under the 2012 Plan.  The share limit will automatically increase on the first trading day in January of each year (commencing with January 2014) by an amount equal to lesser of (i) 4% of the total number of outstanding shares of the Company's common stock on the last trading day in December in the prior year, (ii) 500,000 shares, or (iii) such lesser number as determined by the Company's board of directors.  Any shares subject to awards that are not paid, delivered or exercised before they expire or are canceled or terminated, or fail to vest, as well as shares used to pay the purchase or exercise price of awards or related tax withholding obligations, will become available for other award grants under the 2012 Plan.  As of December 31, 2012 and June 30, 2013, no awards had been granted under the 2012 Plan, and the full number of shares authorized under the 2012 Plan was available for award purposes.

The Employee Stock Purchase Plan is designed to allow our eligible employees and the eligible employees of the Company's participating subsidiaries to purchase shares of the Company's common stock, at semi-annual intervals, with their accumulated payroll deductions.  A total of 125,000 shares of the Company's common stock is initially available for issuance under the Purchase Plan.  The share limit will automatically increase on the first trading day in January of each year (commencing with January 2014) by an amount equal to lesser of (i) 1% of the total number of outstanding shares of the Company's common stock on the last trading day in December in the prior year, (ii) 125,000 shares, or (iii) such lesser number as determined by the Company's  board of directors.  As of December 31, 2012 and June 30, 2013, no shares had been purchased under this plan.

NET LOSS PER SHARE

Basic loss per common share is computed based on the weighted average number of shares outstanding during the period.  Diluted loss per share is computed in a manner similar to the basic loss per share, except that the weighted-average number of shares outstanding is increased to include all common shares, including those with the potential to be issued by virtue of warrants, options, convertible debt and other such convertible instruments.  Diluted earnings per share contemplate a complete conversion to common shares of all convertible instruments only if they are dilutive in nature with regards to earnings per share.  Since the Company has incurred net losses for all periods, basic loss per share and diluted loss per share are the same.

The anti-dilutive common shares equivalents outstanding at June 30, 2013 and December 31, 2012 and 2011 were as follows:

	June 30,		December 31
	2013	2012	2012	2011
	(unaudited)	(unaudited)
Series A Preferred Stock	-	40,000	40,000	40,000
Series B Preferred Stock	-	596,528	4,520,013	180,802
Series C Preferred Stock	-	708,685	3,390,010	-
Series D Preferred Stock	-	353,488	48,640	221,091
Series E Preferred Stock	534,830	-	1,279,865	-
Series F Preferred Stock	482,558	-	261,829	-
Series H Preferred Stock	316,409	-	586,387	-
Series I Preferred Stock	523,256	-	283,912	-
Warrants	567,749	394,399	2,153,569	144,642
	2,424,802	2,093,100	12,564,224	586,535

FAIR VALUE OF FINANCIAL INSTRUMENTS

ASC Topic 820 "Fair Value Measurements and Disclosures" ("ASC Topic 820") provides a framework for measuring fair value in accordance with generally accepted accounting principles.

ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC Topic 820 are described as follows:

●	Level 1— Unadjusted quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

●
Level 2— Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3— Inputs that are unobservable for the asset or liability.

The following section describes the valuation methodologies that the Company used to measure different financial instruments at fair value.

Debt

The fair value of the Company's debt, which approximates the carrying value of the Company's debt, as of  June 30, 2013 and December 31, 2012 and 2011 was estimated at $28.4 million, $21.2 million and $3.0 million, respectively. Factors that the Company considered when estimating the fair value of its debt include market conditions, liquidity levels in the private placement market, variability in pricing from multiple lenders and term of debt. The level would be considered as level 2.

Additional Disclosures Regarding Fair Value Measurements

The carrying value of cash and cash equivalents, accounts receivable, notes receivable and accounts payable approximate their fair value due to the short-term maturity of those items.

Preferred Stock

The Company used the Option-Pricing Method back solve ("OPM backsolve") to determine the fair value of its preferred stock and common stock. The OPM backsolve method derives the implied equity value for the company from a transaction involving the company's preferred securities issued on an arms-length basis. The Company used assumptions including exercise price, risk free rate, expected term of liquidity, volatility, dividend yield and solved for the value of equity such that value for the most recent financing equals the amount paid. The OPM backsolve treats convertible preferred stock, common stock, options, and warrants as series of call options on the total equity value of a company, with exercise price based on the liquidation preference of the convertible preferred stock. Therefore, the common stock has value only if the funds available for distribution to the stockholders exceed the value of the liquidation preference at the time of a liquidity event such as a merger, sale, or initial public offering, assuming the company has funds available to make a liquidation preference meaningful and collectible by the stockholders. The OPM backsolve uses the Black-Scholes option-pricing model to price the call options. The Company obtained an appraisal from a third party to assist in the computation on determining such values. The fair value of the Company's preferred stock at issuance is classified as Level 3 within the Company's fair value hierarchy.

Derivative Warrant Liabilities

The Company used the Black-Scholes option-pricing model to determine the fair value of the derivative liability related to the warrants and the put and effective price of future equity offerings of equity-linked financial instruments. The Company derived the fair value of warrants using the common stock price, the exercise price of the warrants, risk-free interest rate, the historical volatility, and the Company's dividend yield. The Company does not have sufficient historical data to use its historical volatility; therefore the expected volatility is based on the historical volatility of comparable companies. The Company developed scenarios to take into account estimated probabilities of future outcomes. The fair value of the warrant liabilities is classified as Level 3 within the Company's fair value hierarchy.

In connection with the valuation of the warrants issued in 2010, 2011 and 2012, the Company believed the common stock price had not fully adjusted for the potential future dilution from the private placement of preferred stock completed in 2011 through 2012, primarily due to the trading restrictions on the unregistered shares of common stock issued and issuable from the conversion of debt and warrants, certain conversion restrictions, and the anti-dilution adjustment features of the warrants. Therefore, the Company used a common stock price implied by a recent preferred financing transaction on an arms-length basis. In the OPM backsolve method, the valuation resulted in a model-derived common stock value ranging from $0.012 to $0.08 per share. During the three months ended June 30, 2013, the Company determined that the use of the trading price of the Company's common stock was more indicative of the fair value of the common stock. Historically, and through the first quarter of 2013, the Company derived the fair value of its common stock using the OPM back solve method. Changes in the assumptions used in the model can materially affect the model-derived common stock value and the fair value estimate of the warrants. The Company determined the anti-dilution rights of the warrants were immaterial based on the various outcomes derived from the scenarios developed. The Company will continue to classify the fair value of the warrants as a liability until the warrants are exercised, expire or are amended in a way that would no longer require these warrants to be classified as a liability. Please refer to Note 10, Derivative Financial Instruments.

At June 30, 2013, December 31, 2012 and December 31, 2011, the amount of the derivative liability was computed using the Black Scholes Option Valuation Method to determine the value of the derivative liability.

The fair value of the Company’s financial instruments carried at fair value at June 30, 2013, December 31, 2012 and December 31, 2011 was as follows:

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
December 31, 2011:
Warrant derivatives	$—	$—	$38,557

December 31, 2012:
Warrant derivatives	$—	$—	$33,593

June 30, 2013: (unaudited)
Warrant derivatives	$—	$—	$1,068,458

Assets and liabilities measured at fair value on a recurring basis at June 30, 2013 and December 31, 2012 and 2011 consisted of:

	Fair Value Measurements at Reporting
	Date Using
	Quoted
	Prices
	in Active
	Markets	Significant
	for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

	December 31, 2011
Liabilities:
Warrant derivatives	$-	$-	$38,557
Contingent consideration	-	-	141,607

Total liabilities at fair value	$-	$-	$180,164

	December 31, 2012
Liabilities:
Warrant derivatives	$-	$-	$33,593
Long term contingent consideration	-	-	557,933
Contingent consideration	-	-	4,624,367

Total liabilities at fair value	$-	$-	$5,215,893

	June 30, 2013 (unaudited)
	Level 1	Level 2	Level 3
Liabilities:
Warrant derivatives	$-	$-	$1,068,458
Long term contingent consideration	-	-	557,933
Contingent consideration	-	-	6,993,506

Total liabilities at fair value	$-	$-	$8,061,964

The following table provides a summary of changes in fair value of the Company's Level 3 financial instruments for the six months ended June 30, 2013 and for the years ended December 31, 2012 and 2011.

Amount
Balance December 31, 2010	$459,897

Change in fair value of derivative	(421,340)
Fair value of contingent consideration recorded at date of acquisition	141,607
Balance as of December 31, 2011	$180,164

Change in fair value of derivative	(198,908)
Warrant derivates fair value on date of issuance	193,944
Fair value of long term consideration recorded at date of acquisition	557,933
Fair value of contingent consideration recorded at date of acquisition	4,482,760
Balance December 31, 2012	$5,215,893

Change in fair value of derivative	894,865
Change in fair value of contingent consideration	(141,607)
Fair value of contingent consideration recorded at date of acquisition	2,510,746
Warrant derivatives fair value on date of issuance	140,000
Balance June 30, 2013 (unaudited)	$8,619,897

The fair value of the Company's contingent consideration is based on the Company’s evaluation as to the probability and amount of any earn-out that will be achieved based on expected future performance by the acquired entity.